UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

Shiloh Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21964	51-0347683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Steel Drive, Valley City, Ohio 44280

(Address of Principal Executive Offices) (Zip Code)

(330) 558-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 13, 2017, Shiloh Industries, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with MTD Products Inc. Master Employee Benefit Trust (the “Selling Stockholder”), and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp., as representatives of the several underwriters named therein (the “Underwriters”), in connection with the public offering of 5,000,000 newly-issued shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) by the Company, at a public offering price of $8.25 per share. In addition, pursuant to the Underwriting Agreement, the Selling Stockholder and the Company granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to 500,000 issued and outstanding shares of Common Stock and 250,000 additional newly-issued shares of Common Stock, respectively (collectively, the “Option Shares” and together with the Firm Shares, the “Shares”), which option the Underwriters exercised in full on July 14, 2017.

The Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a “shelf” registration statement on Form S-3, as amended (File No. 333- 216571), initially filed with the Securities and Exchange Commission (the “Commission”) on March 9, 2017 and declared effective as of March 24, 2017. The terms and conditions under which the Shares are being issued and sold are described in a Prospectus dated March 24, 2017, as supplemented by a Prospectus Supplement dated July 13, 2017 (filed with the Commission on July 14, 2017).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholder, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholder and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The sale of the Shares is expected to close on or about July 19, 2017.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Underwriting Agreement, and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the opinion of Honigman Miller Schwartz and Cohn LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibit.

(d) Exhibits

1.1	Underwriting Agreement, dated July 13, 2017, by and among Shiloh Industries, Inc., MTD Products Inc. Master Employee Benefit Trust, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp., as representatives of the several underwriters named therein

5.1	Opinion of Honigman Miller Schwartz and Cohn LLP

23.1	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.

By:	/s/ W. Jay Potter
Name:	W. Jay Potter
Title:	Senior Vice President and Chief Financial Officer

Date: July 19, 2017

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 13, 2017, by and among Shiloh Industries, Inc., MTD Products Inc. Master Employee Benefit Trust, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp., as representatives of the several underwriters named therein

5.1	Opinion of Honigman Miller Schwartz and Cohn LLP

23.1	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1 hereto)